UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 18, 2007


                          Capital Southwest Corporation
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             (Exact name of registrant as specified in its charter)


          Texas                      811-1056                     75-1072796
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


12900 Preston Road, Suite 700, Dallas, Texas                      75230
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code          972-233-8242
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
     APPOINTMENT OF PRINCIPAL OFFICERS

          Effective August 6, 2007, Susan K. Hodgson will resign as secretary-treasurer (chief financial officer) of Capital Southwest Corporation. She will be moving to Austin, Texas with her family in late August. She worked for The Whitmore Manufacturing Company, a wholly-owned portfolio company of Capital Southwest, from 1991 to 1994, at which time she transitioned to Capital Southwest as controller.

          Jeffrey G. Peterson, vice president of Capital Southwest, will be designated as the secretary of the corporation. A search is currently being conducted for a controller who will serve as the chief financial officer.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 18, 2007
                                                     By:   /s/  Gary L. Martin
                                                           ---------------------
                                                           Name: Gary L. Martin
                                                           Title:   President